NOVEMBER 2, 1995
                SUPPLEMENT TO PROSPECTUSES DATED MAY 1, 1995 FOR
               LIFE OF VIRGINIA SEPARATE ACCOUNTS II, III, AND 4


  As of the date of this supplement, Policyowners in the State of California may invest in six Investment Subdivisions of Separate Account II, III or 4 that were previously unavailable to them. These are the ones investing in shares of the Real Estate Securities Portfolio and International Equity Portfolio of Life of Virginia Series Fund, Inc., the Balanced Portfolio and Flexible Income Portfolio of Janus Aspen Series, and the Growth Portfolio and Small Capitalization Portfolio of The Alger American
Fund.


                     The Life Insurance Company of Virginia
                             6610 West Broad Street
                            Richmond, Virginia 23230